                                                                     EXHIBIT 4.1

EXPLANATORY NOTE: The following Specimen Common Stock Certificate for Ametek Aerospace Products, Inc. is in the name of "AMETEK, INC." to reflect that following the Spin-Off and the Merger, the name of Ametek Aerospace Products, Inc. will be changed to "AMETEK, INC."
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COMMON STOCK                                                        COMMON STOCK

NUMBER                                                                    SHARES

A
                                     [ART]
INCORPORATED UNDER THE LAWS                                    CUSIP 031100 10 0
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

                                 AMETEK, INC.









          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                             CERTIFICATE OF STOCK

Ametek, Inc., transferable on the books of said corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly executed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the seal of said corporation and the signatures of its duly authorized officers.

Dated

                                    [SEAL]

/s/ Donna F. Winquist                       /s/ Walter E. Blankley

CORPORATE SECRETARY                         CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                 Countersigned and Registered:
                                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                              (NEW YORK, NY)
                                                                 Transfer Agent
                                                                  and Registrar
                                 By
                                                            Authorized Signature

THIS CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS. LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WHICH ARE SET FORTH IN FULL IN THE CERTIFICATE OF INCORPORATION. AS AMENDED, SUCH COPY MAY BE OBTAINED FROM THE CORPORATION OR THE TRANSFER AGENT.

   This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between AMETEK, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent"), dated as of June 2, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company or the Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or become an Acquiring Person or Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM -- as tenants in common
    TEN ENT -- as tenants by the entireties
    JT TEN  -- as joint tenants with right of
               survivorship and not as tenants
               in common

    UNIF GIFT MIN ACT -- ________________ Custodian _________________
                             (Cust)                     (Minor)
                         under Uniform Gifts to Minors
                         Acts ___________________
                                  (State)

    Additional abbreviations may also be used though not in the above list.


   For value received, _____________________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
[_]__________________________________________________________________________

_____________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________

_____________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________


                                   ------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.



          SIGNATURE(S) GUARANTEED: ------------------------------------------
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM). PURSUANT TO S.E.C. RULE 17AD-15.